SCM Trust

Shelton Emerging Markets Fund

Shelton Equity Premium Income ETF

Shelton International Select Equity Fund

Shelton Tactical Credit Fund

(the “Funds”)

Supplement dated August 3, 2026 to the

Statement of Additional Information (“SAI”), dated

May 1, 2026

This Supplement supersedes the information contained in the Supplement to the Funds’ SAI dated July 30, 2026.

The following disclosure is added immediately following the third paragraph in the “Policies Regarding Broker-Dealers used for Portfolio Transactions” section of the Funds’ SAI:

“Research and brokerage services provided by brokers on a “soft dollar basis” in connection with the management of certain accounts may be used by Shelton in managing client accounts other than those accounts generating such services (including the other Funds). In such cases, there is a conflict of interest because the research and brokerage services may benefit certain clients of Shelton more than the client account (including a Fund) whose trading activity generated the “soft dollar” research and brokerage services.”

Please retain this supplement with your SAI